Exhibit 10.58

When recorded, return to:

Timothy S. Shaw, Esq.
Kirk Pinkerton, P.A.
50 Central Avenue, Suite 700
Sarasota, FL 34236

[SPACE ABOVE FOR RECORDER’S USE ONLY]

FIVE- PARTY AGREEMENT

This Five-Party Agreement (this “Agreement”) dated effective May 5, 2009 is made by and among CENTRAL MASSACHUSETTS COMPREHENSIVE CANCER CENTER, LLC, a Massachusetts limited liability company (“CMCC”), HARRINGTON MEMORIAL HOSPITAL, INC., a Massachusetts nonprofit corporation (“Harrington”), THERIAC ENTERPRISES OF HARRINGTON, LLC, a Florida limited liability company (“Theriac”) and BANK OF AMERICA, N.A., a national banking association (“Lender”). This Agreement is further joined by and consented to by ALLIANCE ONCOLOGY, LLC, a Delaware limited liability company (“Alliance”)

A.                                  Lender is the owner of a Note (herein, as it may have been or may be from time to time renewed, extended, amended, supplemented, or restated, called the “Note”) dated May 5, 2009, executed by Theriac payable to the order of Lender, in the principal face amount of $7,040,000.00, bearing interest and payable as therein provided, secured by, among other things, a Leasehold Mortgage, Assignment of Leases and Rents, Security Agreement and Fixture Filing (herein, as it may have been or may be from time to time renewed, extended, amended or supplemented, called the “Mortgage”), recorded or to be recorded in the Worcester District Registry of Deeds, Massachusetts, covering, among other property, the land (the “Land”) described in Exhibit “A” which is attached hereto and incorporated herein by reference, and the improvements (“Improvements”) constructed thereon (such Land and Improvements being herein together called the “Property”);

B.                                    CMCC is the tenant under that certain Ground Lease from Harrington, dated effective September 16, 2008 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the “Ground Lease”), leasing the Demised Premises (including the Land) as defined in the Ground Lease.

C.                                    Theriac is the sub-tenant under that certain Construction Sublease from CMCC, dated effective September 16, 2008 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the “Construction Sublease”), leasing the Demised Premises (including the Land) and also obtaining the right to develop and construct a medical building upon the Land (the “Project” or “Building”) (collectively the Land, Property, Improvements, Project and Building being herein together called the “Premises”).

D.                                   CMCC is the sub-subtenant under a lease from Theriac dated effective September 16, 2008 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the “Facility Lease”), leasing the first floor of the Building (said portion being herein referred to as the “Facility Premises”); and

E.                                     Harrington is the sub-subtenant under a lease from Theriac dated effective September 15, 2008 (herein, as it may from time to time be renewed, extended, amended or supplemented, called the “Office Lease”), leasing the second floor of the Building (said portion being herein referred to as the “Office Premises”); and

F.                                     Pursuant to an Implementation and Transfer Agreement (“ITA”), dated January 9, 2008, to which Alliance is a party, Alliance acquired various rights including the right to acquire an interest in CMCC and the right to an assignment of CMCC’s rights under the Facility Lease.

NOW, THEREFORE, in consideration of the mutual agreements herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                                      Subordination by CMCC. CMCC agrees and covenants that the Facility Lease and the rights of CMCC thereunder, all of CMCC’s right, title and interest in and to the Facility Premises, are and shall be subject, subordinate and inferior to (a) the Mortgage and the rights of Lender thereunder, and all right, title and interest of Lender in the Facility Premises, and (b) all other security documents now or hereafter securing payment of any indebtedness of Theriac to Lender which covers or affects the Premises (the “Security Documents”).

CMCC further acknowledges and agrees that any right CMCC has to mortgage or otherwise encumber CMCC’s leasehold interest in the Premises under the Ground Lease shall be subject, subordinate and inferior to (a) the Mortgage and the rights of Lender thereunder, and all right, title and interest of Lender in the Premises, and (b) all other Security Documents, now or hereafter securing payment of any indebtedness of Theriac to Lender which cover or affect the Premises.

2.                                      Subordination by Harrington. Harrington agrees and covenants that the Office Lease and the rights of Harrington thereunder, all of Harrington’s right, title and interest in and to the Office Premises, are and shall be subject, subordinate and inferior to (a) the Mortgage and the rights of Lender thereunder, and all right, title and interest of Lender in the Premises, and (b) all other Security Documents now or hereafter securing payment of any indebtedness of Theriac to Lender which cover or affect the Premises.

Harrington further agrees and covenants that any financing sought by Harrington under Article XIV (Section 14.1) of the Ground Lease shall be subject, subordinate and inferior to (a)

the Mortgage and the rights of Lender, and all right, title and interest of Lender in the Premises, and (b) all other Security Documents now or hereafter securing payment of any indebtedness of Theriac to Lender which cover or affect the Premises.

3.                                      Non-Disturbance of CMCC. Lender agrees that so long as the Facility Lease is in full force and effect and CMCC is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Facility Lease on CMCC’s part to be performed (beyond the period, if any, specified in the Facility Lease within which CMCC may cure such default):

a.                                      CMCC’s possession of the Facility Premises under the Facility Lease shall not be disturbed, diminished, terminated or interfered with by Lender in the exercise of any of its foreclosure rights under the Mortgage, or conveyance in lieu of foreclosure; and

b.                                     Lender will not join CMCC as a party defendant for the purpose of terminating CMCC’s interest and estate under the Facility Lease in any proceeding for foreclosure of the Mortgage.

4.                                      Non-Disturbance of Harrington. Lender agrees that so long as the Office Lease is in full force and effect and Harrington is not in default in the payment of rent, additional rent or other payments or in the performance of any of the other terms, covenants or conditions of the Office Lease on Harrington’s part to be performed (beyond the period, if any, specified in the Office Lease within which Harrington may cure such default):

a.                                      Harrington’s possession of the Office Premises under the Office Lease shall not be disturbed, diminished, terminated or interfered with by Lender in the exercise of any of its foreclosure rights under the Mortgage, or conveyance in lieu of foreclosure; and

b.                                     Lender will not join Harrington as a party defendant for the purpose of terminating Harrington’s interest and estate under the Office Lease in any proceeding for foreclosure of the Mortgage.

5.                                      Attornment by CMCC.

a.                                      CMCC covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Premises by conveyance in lieu of foreclosure (the purchaser at foreclosure or the transferee in lieu of foreclosure, including Lender if it is such purchaser or transferee, being herein called “New Owner”), CMCC shall attorn to the New Owner as CMCC’s new landlord under the Facility Lease, and agrees that the Facility Lease shall continue in full force and effect as a direct lease between CMCC and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Facility Lease and this Agreement, except for provisions which are impossible for New Owner to perform; provided, however, that in no event shall the New Owner be:

(i)                                    liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Theriac) or obligations accruing prior to New Owner’s actual ownership of the Premises;

(ii)                                 subject to any offset, defense, claim or counterclaim which CMCC might be entitled to assert against any previous landlord (including Theriac);

(iii)                              bound by any payment of rent, additional rent or other payments, made by CMCC to any previous landlord (including Theriac) for more than one (1) month in advance, except with respect to any security deposit, prepaid escalations and any other funds turned over to New Owner;

(iv)                             bound by any amendment, or modification of the Facility Lease hereafter made, or consent, or acquiescence by any previous landlord (including Theriac) under the Facility Lease to any assignment or sublease hereafter granted, without the written consent of Lender; or

(v)                                liable for any deposit that CMCC may have given to any previous landlord (including Theriac) which has not, as such, been transferred to New Owner.

b.                                     The provisions of this Agreement regarding attornment by CMCC shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. CMCC agrees, however, to execute and deliver upon the request of New Owner, any instrument or certificate upon the same terms and conditions of the Facility Lease which in the reasonable judgment of New Owner may be necessary or appropriate to evidence such attornment, including a new lease of the Facility Premises as provided herein.

6.                                      Attornment by Harrington.

a.                                      Harrington covenants and agrees that in the event of foreclosure of the Mortgage, whether by power of sale or by court action, or upon a transfer of the Premises by conveyance in lieu of foreclosure, Harrington shall attorn to the New Owner as Harrington’s new landlord under the Office Lease, and agrees that the Office Lease shall continue in full force and effect as a direct lease between Harrington and New Owner upon all of the terms, covenants, conditions and agreements set forth in the Office Lease and this Agreement, except for provisions which are impossible for New Owner to perform; provided, however, that in no event shall the New Owner be:

(i)                                    liable for any act, omission, default, misrepresentation, or breach of warranty, of any previous landlord (including Theriac) or obligations accruing prior to New Owner’s actual ownership of the Premises;

(ii)                                 subject to any offset, defense, claim or counterclaim which Harrington might be entitled to assert against any previous landlord (including Theriac);

(iii)                              bound by any payment of rent, additional rent or other payments, made by Harrington to any previous landlord (including Theriac) for more than one (1) month in advance, except with respect to any security deposit, prepaid escalations and any other funds turned over to New Owner;

(iv)                             bound by any amendment, or modification of the Office Lease hereafter made, or consent, or acquiescence by any previous landlord (including Theriac) under the Office Lease to any assignment or sublease hereafter granted, without the written consent of Lender; or

(v)                                liable for any deposit that Harrington may have given to any previous landlord (including Theriac) which has not, as such, been transferred to New Owner.

b.                                     The provisions of this Agreement regarding attornment by Harrington shall be self-operative and effective without the necessity of execution of any new lease or other document on the part of any party hereto or the respective heirs, legal representatives, successors or assigns of any such party. Harrington agrees, however, to execute and deliver upon the request of New Owner, any instrument or certificate upon the same terms and conditions of the Office Lease which in the reasonable judgment of New Owner may be necessary or appropriate to evidence such attornment, including a new lease of the Office Premises as provided herein.

7.                                      Estoppel Certificate. CMCC and Harrington agree to execute and deliver from time to time, upon the request of Theriac or of any holder(s) of any of the indebtedness or obligations secured by the Mortgage, a certificate regarding the status of the Ground Lease, Construction Sublease, Facility Lease and/or Office Lease consisting of statements, if true (or if not, specifying why not), (a) that the applicable lease is in full force and effect, (b) the date through which rentals have been paid, (c) the date of the commencement of the term of the applicable lease, (d) the nature of any amendments or modifications of the the applicable lease, (e) to the tenant’s knowledge no default, or state of facts which with the passage of time or notice (or both) would constitute a default, exists under the applicable lease, (f) to the tenant’s knowledge, no setoffs, recoupments, estoppels, claims or counterclaims exist against Theriac, and (g) such other matters as may be reasonably requested.

8.                                      Acknowledgment and Agreement by CMCC. Notwithstanding the terms of the Construction Sublease, the Office Lease or the Facility Lease to the contrary, CMCC acknowledges and agrees as follows:

a.              CMCC acknowledges that the Mortgage contains an assignment of leases and rents. CMCC hereby expressly consents to such assignment and agrees that such assignment shall, in all respects, be superior to any interest CMCC has in the Construction Sublease or Facility Lease of the Premises subject to the provisions of this Agreement. CMCC shall not amend or modify either the Construction Sublease or Facility Lease without the prior written consent of Lender, which shall not be unreasonably withheld. CMCC shall not cancel either the Construction Sublease or Facility Lease without the prior written consent of Lender, which shall not be unreasonably withheld, except in connection with an exercise of remedies after an event of default pursuant to the terms of the applicable Construction Sublease or Facility Lease. CMCC shall not prepay any rents or other sums due under the Facility Lease for more than one (1) month in advance of the due date therefor, except for a security deposit or rent escalation, if any.

b.             CMCC acknowledges that Lender, in making any disbursements to Theriac, is under no obligation or duty to oversee or direct or control the application of the proceeds of such disbursements, and Lender will incur no obligation or liability to CMCC in the event such proceeds are used by Theriac for purposes other than improvement of the Premises, or payments to CMCC under the Construction Sublease.

c.              CMCC acknowledges that Lender is under no obligation or duty with respect to construction of the Project, as detailed in the Construction Sublease, including but not limited to any responsibilities of Theriac under the GC Contract (as defined in the Construction Sublease). Furthermore, CMCC acknowledges that Lender does not make any representation, warranty or covenant to CMCC regarding the construction of the Project by Theriac.

d.             CMCC acknowledges that in the event of a casualty upon the Premises, Theriac’s obligations regarding any reconstruction of the Building or Improvements (as defined in the Facility Lease) located upon the Premises shall be limited to the extent of any available insurance proceeds. Furthermore, in the event the Lender or New Owner and CMCC enter into a new lease for the Facility Premises, based upon the default of Theriac or for any reason whatsoever, any requirement for reconstruction of the Building or Improvements shall not be binding upon the Lender or the New Owner except to the extent insurance proceeds are available. In the event insurance proceeds are payable based upon any such casualty, whether Theriac or the Lender is the tenant under the Construction Sublease with CMCC, any insurance proceeds shall first be paid to Lender as trustee. The Lender, as trustee, shall then disburse the proceeds in accordance with the terms herein. In the event of any excess insurance proceeds, the proceeds shall first be paid to the Lender in the amount of any outstanding amounts secured by the Mortgage.

e.              CMCC agrees that in the event of any condemnation proceeding affecting all or a portion of the Premises, the Lender shall be permitted to participate in the proceedings. CMCC further agrees that as a first charge against any award for an eminent domain taking of any portion of the Premises, there shall be delivered to the Lender an amount sufficient, if available, to pay and discharge in full all obligations of Theriac to the Lender secured by the Mortgage encumbering the condemned portion of the Premises. Without modifying the first priority for proceeds to be in favor of the Lender, the balance, if any, of such award shall be allocated as provided in the Ground Lease, In the event of a partial taking, and upon the written consent of all of the parties to restore the Premises remaining after the taking, the condemnation proceeds are to be held by the Lender as trustee, with first priority for proceeds being in favor of the Lender and any excess proceeds should be divided between the parties.

f.                CMCC acknowledges that Lender has no responsibility whatsoever to pay any taxes, assessments or operating expenses related to the Demised Premises, Building, Premises, Property or Improvements.

g.             Notwithstanding the terms of the Construction Sublease, CMCC acknowledges that in the event Lender or New Owner and CMCC enter into a new lease for the Premises upon termination of the Construction Sublease or otherwise, and notwithstanding Lender’s agreements per Section 3 herein, Lender agrees to obtain CMCC’s written consent prior to subletting of the Premises, which such consent shall not be unreasonably withheld. Furthermore, so long as a hospital and adjacent medical campus are being operated on the property adjacent to the Premises, Lender and CMCC acknowledge that Lender shall have the right and obligation to sublet the Premises for health care related services that remain consistent with Harrington’s not-for-profit status and its adjacent medical campus. Prior to entering into any sublease of the Premises, Lender shall first obtain the written consent of CMCC, which if the proposed use remains consistent with the restrictions provided for herein, such consent shall not be unreasonably withheld.

h.             From and after the date hereof, in the event of any act or omission by Theriac which would give CMCC the right, either immediately or after the lapse of time, to terminate the Construction Sublease or Facility Lease, or to claim a partial or total eviction, or give rise to any right of offset or claim for damages under the Construction Sublease or Facility Lease, CMCC will not exercise any such right (i) until it has given written notice (a “Cure Notice”) of such act or omission to the Lender consistent with Section 17.2 of the Facility Lease; and (ii) until the same period of time as is given to Theriac under the applicable lease to cure such act or omission, plus thirty (30) days, shall have elapsed following such giving of a Cure Notice to Lender and following the time when Lender shall have become entitled under the Mortgage to remedy the same. In no event will CMCC exercise any such right less than thirty (30) days after receipt of a Cure Notice by Lender or prior to the passage of such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Premises, Office Lease or Facility Premises and thereafter cure such default, act or omission, during which period of time Lender shall be permitted to cure or remedy such default, act or omission. Lender shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that CMCC shall not, as to Lender, require cure of any such default which is personal to Theriac, and therefore not susceptible to cure by Lender.

i.                 In the event of termination of the Construction Sublease or Facility Lease, upon an event of default which has not been cured, CMCC shall, except as hereinafter provided, enter into a new lease upon and subject to the same terms as the existing lease with the Lender for the remainder of the term of the applicable lease, effective as of the date of such termination of the lease, at the rent and upon the covenants, agreements, terms, provisions and limitations herein contained provided the Lender makes written request for such new lease within sixty (60) days from the date of such termination. The Lender, either as the tenant or landlord, as applicable, under such new lease, shall have the same rights, title and interest in and to the Buildings and Improvements on the Premises as Theriac had under the Facility Lease or Construction Sublease, as applicable. If the Lender becomes the holder of Theriac’s interest in the Construction Sublease, its liability extends only so long as it is the holder of the tenant interest under the Construction Sublease and it shall be released of all further liability from and after the date of any sale or assignment of such tenant interest. For purposes of this section, the term “Lender” includes the Lender’s nominee. If the Lender becomes the holder of Theriac’s interest in the Facility Lease, its liability extends only so long as it is the holder of the landlord’s interest under the Facility Lease and it shall be released of all further liability from and after the date of any sale or assignment of such landlord interest.

j.                 In the event that Lender notifies CMCC of a default by Theriac under the Mortgage, Note, or Security Documents and demands that CMCC pay its rent and all other sums due under the Facility Lease directly to Lender, CMCC shall honor such demand and pay the full amount of its rent and all other sums due under the Facility Lease directly to Lender, without offset, or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Note, Security Documents or otherwise in connection with the Loan, and notwithstanding any contrary instructions of or demands from Theriac.

k.              CMCC shall use reasonable efforts to send a copy of any notice or statement under the Construction Sublease, Office Lease or Facility Lease to Lender at the same time such notice or statement is sent to Theriac if such notice or statement has a material impact on the economic terms, operating covenants or duration of either lease.

l.                 In accordance with the terms of Section 11.1 of the Facility Lease, CMCC shall be liable to keep in good order, condition and repair the entire Building and Project, excepting out only the Office Premises. CMCC agrees that CMCC shall be liable for CMCC’s proporational share of any costs of maintenance, replacement and repair of the Building and Project as defined in Section 11.1 of the Facility Lease.

m.           CMCC agrees that for any insurance policy that CMCC is required to obtain, either as a landlord or as tenant under the Ground Lease, Construction Sublease or Facility Lease, such policies shall include a standard mortgagee indorsement in favor of the Lender (either as loss payee or additional insured dependent on the form of insurance policy). CMCC agrees that all policies shall be noncancellable without at least thirty (30) days prior written notice to the Lender.

9.                                      Acknowledgment and Agreement by Harrington. Notwithstanding the terms of the Ground Lease, the Facility Lease or the Office Lease, Harrington acknowledges and agrees as follows:

a.              Harrington acknowledges that the Mortgage contains an assignment of leases and rents. Harrington hereby expressly consents to such assignment and agrees that such assignment shall, in all respects, be superior to any interest Harrington has in the Office Lease of the Premises subject to the provisions of this Agreement. Harrington shall not amend or modify any provision of the Office Lease without the prior written consent of Lender, which shall not be unreasonably withheld. Harrington shall not cancel the Office Lease without the prior written consent of Lender, which shall not be unreasonably withheld, except in connection with an exercise of remedies after an event of default pursuant to the terms of the Office Lease. Harrington shall not prepay any rents or other sums due under the Office Lease for more than one (1) month in advance of the due date therefor, except for a security deposit or rent escalation, if any.

b.             Harrington acknowledges that Lender, in making any disbursements to Theriac, is under no obligation or duty to oversee or direct or control the application of the proceeds of such disbursements, and Lender will incur no obligation or liability to Harrington in the event such proceeds are used by Theriac for purposes other than improvement of the Premises.

c.              Harrington acknowledges that Lender has no responsibility whatsoever to pay any taxes, assessments or operating expenses related to the Demised Premises, Premises, Property, Building or Improvements.

a.              Harrington acknowledges that in the event of termination of the Ground Lease and Lender and Harrington enter into a new lease for the Premises, Lender agrees to obtain Harrington’s written consent prior to subletting of the Premises, which such consent shall not be unreasonably withheld. Furthermore, so long as a hospital and adjacent medical campus are being operated on the property adjacent to the Premises, Lender and Harrington acknowledge that Lender shall have the right and obligation to sublet the Premises for health care related services that remain consistent with Harrington’s not-for-profit status and its adjacent medical campus. Prior to entering into any sublease of the Premises, Lender shall first obtain the written consent of Harrington, which if the proposed use remains consistent with the restrictions provided for herein, such consent shall not be unreasonably withheld.

d.             Harrington acknowledges that in the event of termination of the Ground Lease and Lender or Lender’s successors or assigns succeed to the rights of CMCC, and in the event Lender and Harrington enter into a new lease for the Premises, upon the same terms and conditions of the Ground Lease and Construction Sublease, Harrington shall have no right to acquire ownership in Lender as provided in Paragraph 6.1 of the Ground Lease.

e.              Harrington acknowledges that Section 15 of the Construction Sublease provides that “[i]n the event that CMCC is in default under the Ground Lease and Harrington has elected to terminate the Ground Lease, then Harrington shall provide written notice of such termination and [the Construction Sublease] and the Ground Lease shall merge...” By execution hereof, Harrington acknowledges that in the event Harrington terminates the Ground Lease, Harrington shall comply with the requirement for a new lease per the terms of Section 9(h) below. Notwithstanding anything herein to the contrary, Harrington agrees to notify Lender in writing in advance of any termination of the Ground Lease for any reason whatsoever.

f.                From and after the date hereof, in the event of any act or omission by Theriac which would give Harrington the right, either immediately or after the lapse of time, to terminate the Office Lease, or to claim a partial or total eviction, or give rise to any right of offset or claim for damages under the Office Lease, Harrington will not exercise any such right (i) until it has given written notice (a “Cure Notice”) of such act or omission to the Lender consistent with Section 17.2 of the Office Lease; and (ii) until the same period of time as is given to Theriac under the Office Lease to cure such act or omission, plus thirty (30) days, shall have elapsed following such giving of a Cure Notice to Lender and following the time when Lender shall have become entitled under the Mortgage to remedy the same. In no event will Harrington exercise any such right less than thirty (30) days after receipt of a Cure Notice by Lender or prior to the passage of such longer period of time as may be necessary to cure or remedy such default, act, or omission including such period of time necessary to obtain possession of the Office Premises and thereafter cure such default, act or omission, during which period of time Lender shall be permitted to cure or remedy such default, act or omission. Lender shall have no duty or obligation to cure or remedy any breach or default. It is specifically agreed that Harrington shall not, as to Lender, require cure of any such default which is personal to Theriac, and therefore not susceptible to cure by Lender.

g.             In the event of termination of the Office Lease or the Ground Lease, upon an event of default which has not been cured, or in the event the Ground Lease and Construction Sublease merge, Harrington shall, except as hereinafter provided, enter into a new lease upon the same terms and conditions with the Lender for the remainder of the term of the applicable lease, effective as of the date of such termination of the lease, at the rent and upon the covenants, agreements, terms, provisions and limitations herein contained provided the Lender makes written request for such new lease within sixty (60) days from the date of such termination. The Lender, either as the tenant or landlord, as applicable, under such new lease, shall have the same rights, title and interest in and to the Buildings and Improvements as Theriac had under the Office Lease or as CMCC had under the Ground Lease, as applicable. For purposes of this section, the term “Lender” includes the Lender’s nominee. If the Lender becomes the holder of Theriac’s interest in the Office Lease, its liability extends only so long as it is the holder of the landlord’s interest under the Office Lease and it shall be released of all further liability from and after the date of any sale or assignment of such landlord interest.

h.             In the event that Lender notifies Harrington of a default by Theriac under the Mortgage, Note, or Security Documents and demands that Harrington pay its rent and all other sums due under the Office Lease directly to Lender, Harrington shall honor such demand and pay the full amount of its rent and all other sums due under the Office Lease directly to Lender, without offset, or as otherwise required pursuant to such notice beginning with the payment next due after such notice of default, without inquiry as to whether a default actually exists under the Mortgage, Note, Security Documents or otherwise in connection with the Loan, and notwithstanding any contrary instructions of or demands from Theriac.

i.                 Harrington shall use reasonable efforts to send a copy of any notice or statement under the Ground Lease or Office Lease to Lender at the same time such notice or statement is sent, if such notice or statement has a material impact on the economic terms, operating covenants or duration of either lease.

j.                 In accordance with the terms of Section 11.1 of the Office Lease, Harrington shall be liable to keep in good order, condition and repair the entire Building and

Project, excepting out only the Facility Lease. Harrington agrees that Harrington shall be liable for Harrington’s proporational share of any costs of maintenance, replacement and repair of the Building as defined in Section 11.1 of the Office Lease.

k.              Harrington agrees that in the event of any condemnation proceeding affecting all or a portion of the Premises, the Lender shall be permitted to participate in the proceedings. Harrington further agrees that as a first charge against an award for an eminent domain taking of any portion of the Premises, there shall be delivered to the Lender an amount sufficient to pay and discharge, if available, in full all obligations of Theriac to the Lender secured by the Mortgage encumbering the condemned portion of the Premises. Without modifying the first priority for proceeds to be in favor of the Lender, the balance, if any, of such award shall be allocated as provided in the Ground Lease. In the event of a partial taking, and upon the written consent of all of the parties to restore the Premises remaining after the taking, the condemnation proceeds are to be held by the Lender as trustee, with first priority for proceeds being in favor of the Lender and any excess proceeds should be divided between the parties.

l.                 Harrington agrees that in the event Excess Insurance Proceeds are payable under the terms of Article XXVIII of the Ground Lease, the terms of the Ground Lease are hereby modified to provide that the priority of proceeds should be as follows: “First, to any leasehold mortgagee in the amount of any outstanding amounts secured by its leasehold mortgage; Second, to Harrington in the amount of any then outstanding Additional Rent owed; and Third, the balance of the proceeds shall be split between Harrington and CMCC on a pro-rata basis depending upon when the termination date occurs in relation to the Term of the Lease”.

m.           Harrington agrees that for any insurance policy that Harrington is required to obtain, either as a landlord or a tenant under the Ground Lease or Office Lease, such policies shall include a standard mortgagee indorsement in favor of the Lender (either as loss payee or additional insured dependent on the form of insurance policy). Harrington agrees that all policies shall be noncancellable without at least thirty (30) days prior written notice to the Lender.

10.        Acknowledgment and Agreement by Theriac to CMCC. Theriac, as Landlord under the Facility Lease and Mortgagor under the Mortgage, acknowledges and agrees for itself and its representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Lender of any of its rights under the Mortgage, Note, or Security Documents, nor does this Agreement in any way release Theriac from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, and Security Documents remain in full force and effect and must be complied with by Theriac; and (c) CMCC is hereby authorized to pay its rent and all other sums due under the Facility Lease directly to Lender upon receipt of a notice as set forth in Section 8(i)

above from Lender and that CMCC is not obligated to inquire as to whether a default actually exists under the Mortgage, Note and Security Documents. Theriac hereby releases and discharges CMCC of and from any liability to Theriac resulting from CMCC’s payment to Lender in accordance with this Agreement. Theriac represents and warrants to Lender that a true and complete copy of the Facility Lease has been delivered by Theriac to Lender.

11.        Acknowledgment and Agreement by Theriac to Harrington. Theriac, as Landlord under the Office Lease and Mortgagor under the Mortgage, acknowledges and agrees for itself and its representatives, successors and assigns, that: (a) this Agreement does not constitute a waiver by Lender of any of its rights under the Mortgage, Note, or Security Documents, nor does this Agreement in any way release Theriac from its obligations to comply with the terms, provisions, conditions, covenants, agreements and clauses of the Mortgage, Note, or Security Documents; (b) the provisions of the Mortgage, Note, and Security Documents remain in full force and effect and must be complied with by Theriac; and (c) Harrington is hereby authorized to pay its rent and all other sums due under the Office Lease directly to Lender upon receipt of a notice as set forth in Section 9(i) above from Lender and that Harrington is not obligated to inquire as to whether a default actually exists under the Mortgage, Note and Security Documents. Theriac hereby releases and discharges Harrington of and from any liability to Theriac resulting from Harrington’s payment to Lender in accordance with this Agreement. Theriac represents and warrants to Lender that a true and complete copy of the Office Lease has been delivered by Theriac to Lender.

12.        Option to Purchase by Harrington. CMCC granted Harrington the option to purchase the CMCC Interests (as defined herein) by an Option and Purchase Agreement dated effective September 15th, 2008. Furthermore, Harrington hereby acknowledges that the Theriac Purchase Price (as defined in the Option and Purchase Agreement), payable to Theriac, is considered a receivable of the Lender and in the event Lender notifies Harrington to pay the Theriac Purchase Price directly to Lender, Harrington shall honor such demand and pay the full amount of the Theriac Purchase Price directly to Lender, without offset and notwithstanding any contrary instructions of or demands from Theriac.

For purposes of this section, the “CMCC Interests” shall be defined as follows:

(i) CMCC’s right, title and interest in and to the Demised Premises, and

(ii) all of CMCC’s right, title and interest as tenant under the Ground Lease.

In the event Harrington exercises the option to purchase the CMCC Interests but fails to also exercise the “Theriac Purchase Option” (as defined in the Option and Purchase Agreement), Harrington shall thereby only acquire possession of the CMCC Interests and not possession of the “Theriac Interest” (as defined in the Option and Purchase Agreement). In such event, Harrington shall agree to the following terms:

(a) Theriac shall make a full and complete attornment to Harrington so as to establish direct privity between Theriac and Harrington with respect to the Construction Sublease; and

(b) All rights and obligations of Theriac under the Construction Sublease, including without limitation, Theriac’s rights to quiet possession and enjoyment of the Premises, shall continue in full force and effect and be enforceable against Harrington by Theriac with the same force and effect as if the Construction Sublease had been originally made and entered into directly by and between Harrington, as lessor thereunder, and Theriac, as lessee.

The foregoing provisions shall apply notwithstanding whether the Construction Sublease or Ground Lease, as the case may be, may terminate upon the termination of any such leasehold estate, and shall be self-operative without requiring any further instrument to give effect to such provisions. Both Theriac and Harrington, however, upon request of Lender, agree to execute an instrument confirming the foregoing provisions.

13.        Notice regarding Cancellation, Amendment or Modification. All parties hereby agree that there shall be no surrender, amendment or modification of the Ground Lease, Construction Sublease, Facility Lease or Office Lease, without the prior written consent of the Lender, which shall not be unreasonably withheld. All parties further agree that there shall be no cancellation of the Ground Lease, Construction Sublease, Facility Lease or Office Lease without the prior written consent of Lender, which shall not be unreasonably withheld, except in connection with an exercise of remedies after an event of default pursuant to the terms of the applicable lease.

14.        Lease Status. All parties hereby certify to Lender that no party to this Agreement has knowledge of any default on the part of any other party or parties under either the Ground Lease, Construction Sublease, Office Lease or the Facility Lease, that all leases are bona fide and contain all of the agreements of the parties thereto with respect to the leasing and subleasing of the Premises, and that all of the agreements and provisions therein contained are in full force and effect.

15.        Notices. All notices, requests, consents, demands and other communications required or which any party desires to give hereunder shall be in writing and shall be deemed sufficiently given or furnished if delivered by personal delivery, by expedited delivery service with proof of delivery, or by registered or certified United States mail, postage prepaid, at the addresses specified at the end of this Agreement (unless changed by similar notice in writing given by the particular party whose address is to be changed). Any such notice or communication shall be deemed to have been given either at the time of personal delivery or, in the case of delivery service or mail, as of the date of first attempted delivery at the address and in the manner provided herein. Notwithstanding the foregoing, no notice of change of address shall be effective except upon receipt. This Section 15 shall not be construed in any way to affect or impair any waiver of notice or demand provided in this Agreement or in the Ground Lease, Construction Sublease, Facility Lease, Office Lease or in any document evidencing, securing or pertaining to the Mortgage or Note or to require giving of notice or demand to or upon any person in any situation or for any reason.

16.        Amendment of Facility Lease to Correct Error in Description. Theriac and CMCC hereby agree that the first sentence of Paragraph 1.1 of the Facility Lease is hereby modified as follows: the term “the second floor of the Building” is deleted and amended to read: “the first floor of the Building”.

17.        Amendment of Commencement Date of Ground Lease. Notwithstanding anything to the contrary contained in the Ground Lease, the Commencement Date under the Ground Lease shall be the earlier of the effective date of this Five-Party Agreement or the date a Certificate of Occupancy is issued by the Town of Southbridge, Massachusetts for either the Building or the Facility Premises.

18.        Amendment of Commencement Date of Construction Sublease, Facility Lease and Office Lease. Notwithstanding anything to the contrary contained in the Construction Sublease, Facility Lease or Office Lease, the Commencement Date under the Construction Lease, Facility Lease and Office Lease shall be the earlier of the effective date of this Five-Party Agreement or the date a Certificate of Occupancy is issued by the Town of Southbridge, Massachusetts for either the Building or the Facility Premises and the term shall expire on the day before the thirtieth (30th) anniversary of the Commencement Date.

19.        Independent Covenant. All parties hereby agree that the obligations of each tenant under the Ground Lease, Construction Sublease, Office Lease and Facility Lease, including the obligation to pay any Rent and/or Additional Rent, and the obligations of each respective landlord, are independent and not mutually dependent covenants and the failure of a landlord to perform any obligation under any of the respective leases will not justify or empower any tenant to withhold Rent, Additional Rent or to terminate the respective lease(s).

20.        Chapter 363 Asset Sale - All parties hereby agree that in the event of a bankruptcy filing by any landlord under the Ground Lease, Construction Sublease, Office Lease or Facility Lease, such landlord shall not use an asset sale under Section 363 of the Bankruptcy Code to void or in any way impair a tenant’s interest in the applicable lease. Any tenant under any such lease is further prohibited from acquiescing in a rejection or disafirmance of the lease under Section 365(h) of the Bankruptcy Code. Any tenant must also agree to timely object to any attempt by a landlord’s bankruptcy trustee to sell any portion of the Premises free and clear of any such lease under Section 363(f) of the Code. In addition, in the event of any such asset sale under Section 363 of the Bankruptcy Code, Lender shall be entitled to object to any such proceeding.

21.        Miscellaneous.

a.              This Agreement supersedes any inconsistent provision of the Ground Lease, Construction Sublease, Office Lease or Facility Lease.

b.             Nothing contained in this Agreement shall be construed to derogate from or in any way impair, or affect the lien, security interest or provisions of the Mortgage, Note, or Security Documents.

c.              This Agreement shall inure to the benefit of the parties hereto, their respective successors and permitted assigns, and any New Owner, and its heirs, personal representatives, successors and assigns; provided, however, that in the event of the assignment or transfer of the interest of Lender, all obligations and liabilities of the assigning Lender under this Agreement shall terminate, and thereupon all such obligations and liabilities shall be the responsibility of the party to whom Lender’s interest is assigned or transferred; and provided further that the interests of CMCC or Harrington under this Agreement may not be assigned or transferred without the prior written consent of Lender.

d.             THIS AGREEMENT AND ITS VALIDITY, ENFORCEMENT AND INTERPRETATION SHALL BE GOVERNED BY THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS AND APPLICABLE UNITED STATES FEDERAL LAW EXCEPT ONLY TO THE EXTENT, IF ANY, THAT THE LAWS OF THE STATE IN WHICH THE PREMISES IS LOCATED NECESSARILY CONTROL.

e.              The words “herein”, “hereof, “hereunder” and other similar compounds of the word “here” as used in this Agreement refer to this entire Agreement and not to any particular section or provision.

f.                This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

g.             If any provision of the Agreement shall be held to be invalid, illegal, or unenforceable in any respect, such invalidity, illegality or unenforceability shall not apply to or affect any other provision hereof, but this Agreement shall be construed as if such invalidity, illegality, or unenforceability did not exist.

h.             This Agreement will be recorded in the real property records of Worcester County, Massachusetts.

23.        Dispute Resolution Provision.

This paragraph, including the subparagraphs below, is referred to as the “Dispute Resolution Provision.” This Dispute Resolution Provision is a material inducement for the parties entering into this agreement.

(a)         This Dispute Resolution Provision concerns the resolution of any controversies or claims between the parties, whether arising in contract, tort or by statute, including but not limited to controversies or claims that arise out of or relate to: (i) this agreement (including any renewals, extensions or modifications); or (ii) any document related to this agreement (collectively a “Claim”). For the purposes of this Dispute Resolution Provision only, the term “parties” shall include any parent corporation, subsidiary or affiliate of the Lender involved in the servicing, management or administration of any obligation described or evidenced by this agreement.

(b)        At the request of any party to this agreement, any Claim shall be resolved by binding arbitration in accordance with the Federal Arbitration Act (Title 9, U.S. Code) (the “Act”). The Act will apply even though this agreement provides that it is governed by the law of a specified state.

(c)         Arbitration proceedings will be determined in accordance with the Act, the then-current rules and procedures for the arbitration of financial services disputes of the American Arbitration Association or any successor thereof (“AAA”), and the terms of this Dispute Resolution Provision. In the event of any inconsistency, the terms of this Dispute Resolution Provision shall control. If AAA is unwilling or unable to (i) serve as the provider of arbitration or (ii) enforce any provision of this arbitration clause, the Lender may designate another arbitration organization with similar procedures to serve as the provider of arbitration.

(d)        The arbitration shall be administered by AAA and conducted, unless otherwise required by law, in any U.S. state where real or tangible personal property collateral for this credit is located or if there is no such collateral, in the state specified in the governing law section of this agreement. All Claims shall be determined by one arbitrator; however, if Claims exceed Five Million Dollars ($5,000,000), upon the request of any party, the Claims shall be decided by three arbitrators. All arbitration hearings shall commence within ninety (90) days of the demand for arbitration and close within ninety (90) days of commencement and the award of the arbitrator(s) shall be issued within thirty (30) days of the close of the hearing. However, the arbitrator(s), upon a showing of good cause, may extend the commencement of the hearing for up to an additional sixty (60) days. The arbitrator(s) shall provide a concise written statement of reasons for the award. The arbitration award may be submitted to any court having jurisdiction to be confirmed and have judgment entered and enforced.

(e)         The arbitrator(s) will give effect to statutes of limitation in determining any Claim and may dismiss the arbitration on the basis that the Claim is barred. For purposes of the application of any statutes of limitation, the service on AAA under applicable AAA rules of a notice of Claim is the equivalent of the filing of a lawsuit. Any dispute concerning this arbitration provision or whether a Claim is arbitrable shall be determined by the arbitrator(s), except as set forth at subparagraph (h) of this Dispute Resolution Provision. The arbitrator(s) shall have the power to award legal fees pursuant to the terms of this agreement.

(f)           This paragraph does not limit the right of any party to: (i) exercise self-help remedies, such as but not limited to, setoff; (ii) initiate judicial or non-judicial foreclosure against any real or personal property collateral; (iii) exercise any judicial or power of sale rights, or (iv) act in a court of law to obtain an interim remedy, such as but not limited to, injunctive relief, writ of possession or appointment of a receiver, or additional or supplementary remedies.

(g)        The filing of a court action is not intended to constitute a waiver of the right of any party, including the suing party, thereafter to require submittal of the Claim to arbitration.

(h)        Any arbitration or trial by a judge of any Claim will take place on an individual basis without resort to any form of class or representative action (the “Class Action Waiver”). Regardless of anything else in this Dispute Resolution Provision, the validity and effect of the Class Action Waiver may be determined only by a court and not by an arbitrator. The parties to this Agreement acknowledge that the Class Action Waiver is material and essential to the arbitration of any disputes between the parties and is nonseverable from the agreement to arbitrate Claims. If the Class Action Waiver is limited, voided or found unenforceable, then the parties’ agreement to arbitrate shall be null and void with respect to such proceeding, subject to the right to appeal the limitation or invalidation of the Class Action Waiver. The Parties acknowledge and agree that under no circumstances will a class action be arbitrated.

(i)            By agreeing to binding arbitration, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of any Claim. Furthermore, without intending in any way to limit this agreement to arbitrate, to the extent any Claim is not arbitrated, the parties irrevocably and voluntarily waive any right they may have to a trial by jury in respect of such Claim. This waiver of jury trial shall remain in effect even if the Class Action Waiver is limited, voided or found unenforceable. WHETHER THE CLAIM IS DECIDED BY ARBITRATION OR BY TRIAL BY A JUDGE, THE PARTIES AGREE AND UNDERSTAND THAT THE EFFECT OF THIS AGREEMENT IS THAT THEY ARE GIVING UP THE RIGHT TO TRIAL BY JURY TO THE EXTENT PERMITTED BY LAW.

24.      Alliance Joinder and Consent. Each of the parties hereto accepts and agrees to the Alliance Joinder and Consent and the provisions thereof. Each of the parties hereto agrees that Alliance Oncology, LLC, a Delaware limited liability company (“Alliance”) shall have all of the rights and remedies set forth in that certain Implementation and Transfer Agreement, dated January 9, 2008, by and among Alliance Imaging, Inc., a Delaware business corporation, Alliance, Radiation Therapy Services, Inc., a Florida corporation, Harrington and CMCC (the “ITA”) (including without limitation under Section 7 thereof), notwithstanding any contrary provision in the Ground Lease, the Construction Sublease, the Facility Lease, the Office Lease, or the Mortgage, Note, or Security Documents, or any other agreement, but subject to the provisions of the below Joinder and Consent.

(Signature Pages to Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and sealed as of the date first above written.

LENDER:

BANK OF AMERICA, N.A., a national banking association

	By:	/s/ William R. Schroeder
William R. Schroeder
As its Senior Vice President

ADDRESS OF LENDER:

Bank of America, N.A. 13099 U.S. Highway 41 SE, 2nd Floor Fort Myers, Florida 33907

STATE OF FLORIDA COUNTY OF LEE

The foregoing instrument was acknowledged before me this 27 day of May, 2009 by William R. Schroeder, as Senior Vice President of Bank of America, N.A., a national banking association, on behalf of the association. He is personally known to me or has produced                                                as identification.

/s/ Nancy L. Turner
Printed Name:
Notary Public
Serial Number (if any):
My Commission Expires:

[SEAL]

CMCC:

CENTRAL MASSACHUSETTS COMPREHENSIVE CANCER CENTER, LLC, a Massachusetts limited liability company

By: New England Radiation Therapy Management Services, Inc., a Massachusetts corporation, as its Manager

By:	/s/ David N.T. Watson
Print Name:	DAVID N.T WATSON
Title:	VICE PRESIDENT

ADDRESS OF CMCC:

COMMONWEALTH OF MASSACHUSETTS

County of LEE, ss: FC

On this 27 day of May, 2009, before me, the undersigned Notary Public, personally appeared DAVID WATSON proved to me through satisfactory evidence of identification, namely a driver’s license issued by the STATE OF FC, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose as VP of New England Radiation Therapy Management Services, Inc., a Massachusetts corporation, as Manager of Central Massachusetts Comprehensive Cancer Center, LLC, a Massachusetts limited liability company, on behalf of the corporation and the company.

[SEAL]	/s/ Authorized Signatory
Notary Public
My Commission Expires: 2/26/12

HARRINGTON:

HARRINGTON MEMORIAL HOSPITAL, INC., a Massachusetts nonprofit corporation

By:	/s/ Edward Moore
Name:	Edward Moore
Title:	CEO/President

By:	/s/ Paul R. Jalbert
Print Name:	PAUL R. JALBERTS
Title:	Treasurer

ADDRESS OF HARRINGTON:

COMMONWEALTH OF MASSACHUSETTS

County of Worcester, ss:

On this 28th day of May 2009, before me, the undersigned Notary Public, personally appeared Edward Moore, proved to me through satisfactory evidence of identification, namely a driver’s license issued by the Commonwealth of Massachusetts, to be the person whose name is signed on the preceding document, and acknowledged to me that he signed it voluntarily for its stated purpose as CEO/President of Harrington Memorial Hospital, Inc., a Massachusetts corporation, on behalf of the corporation.

[SEAL]	/s/ Lynn Anne Zollin
Notary Public
My Commission Expires: APRIL 21, 2011

[SEAL]

County of Worcester, ss:

On this 29th day of May 2009, before me, the undersigned Notary Public, personally appeared Paul R. Jalbert proved to me through satisfactory evidence of identification, namely a driver’s license issued by the Commonwealth of Massachusetts, to be the person whose name is signed on the preceding document, and acknowledged to me that be signed it voluntarily for its stated purpose as Treasurer of Harrington Memorial Hospital, Inc., a Massachusetts corporation, on behalf of the corporation.

/s/ Laura L. Ahmed
Notary Public
My Commission Expires: 1/18/2013

[SEAL]

THERIAC:

THERIAC ENTERPRISES OF HARRINGTON, LLC, a Florida limited liability company

By:	DDM LLC, a Florida limited liability company, As its Manager

	By:	CHEDA, LLC, a Florida limited liability company, As its Managing Member

		By:	/s/ Daniel E. Dosoretz
Daniel E. Dosoretz
As its Manager

ADDRESS OF THERIAC: 5292 Summerlin Commons Way, Suite 1103 Fort Myers, FL 33907

STATE OF FLORIDA
COUNTY OF LEE

The foregoing instrument was acknowledged before me this 28th day of May, 2009 by Daniel E. Dosoretz, as Manager of Cheda, LLC, a Florida limited liability company, as Managing Member of DDM LLC, a Florida limited liability company, as Manager of Theriac Enterprises of Harrington, LLC, a Florida limited liability company, on behalf of the companies. He is personally known to me or has produced                                                      as identification.

/s/ Catherine A Newkirk
Printed Name:
Notary Public
Serial Number (if any):

My Commission Expires:

[SEAL]

JOINDER AND CONSENT

ALLIANCE ONCOLOGY, LLC, a Delaware limited liability company (“Alliance”) hereby consents to the Five Party Agreement and acknowledges and agrees that in the event Alliance acquires the Majority Interest in CMCC, pursuant to the terms of the ITA, or is assigned CMCC’s interest in the Ground Lease, Construction Sublease, and/or Facility Sublease, or receives a new lease replacing the Facility Lease in accordance with the ITA, then Alliance shall abide by all of the rights and obligations of CMCC hereunder and further agrees to be bound by the terms and provisions of the Ground Lease (If Alliance becomes tenant thereunder), Construction Sublease (if Alliance becomes sublandlord thereunder), Facility Lease (If Alliance becomes subtenant thereunder) and this Five Party Agreement. Notwithstanding the foregoing, in accordance with Section 7.3.3 of the ITA. Alliance shall not be required to cure any preexisting default under the Facility Lease, the Mortgage, the Note, the Security Documents or other financing arrangement, or any equipment lease, as a condition to or if Alliance obtains the Majority Interest in CMCC, obtains an assignment of the Facility Lease, or obtains a new lease replacing the Facility Lease.

Furthermore, all parties to the Five Party Agreement, by acceptance hereof, including Alliance, hereby acknowledge and agree that the term Building Lease under the ITA means and is one and the same as the Facility Lease and if Alliance exercices it right, pursuant to Section 7.3.4.1 of the ITA, to acquire CMCC’s interest under the Building Lease (also known hereunder as the Facility Lease), and if for any reason the Facility Lease is not then in effect, Alliance shall have the right to enter into a new lease for the Premises upon substantially the same terms as were previously entered into by CMCC and Theriac under the Facility Lease. As consideration, Alliance acknowledges and agrees that such new lease shall be subject to the terms of the Lender’s Mortgage, as defined in the Five Party Agreement, but Alliance shall have the benefit of the nondisturbance provisions of Section 3 of the Five Party Agreement, as if Section 3 applied to such new lease.

ALLIANCE:

ALLIANCE ONCOLOGY, LLC, a Delaware limited liability company

By:	/s/ Authorized Signatory
Name:	Authorized Signatory
Title:	EVP, GENERAL COUNSEL & SECRETARY

ADDRESS Of ALLIANCE:

STATE OF DISTRICT &
COUNTY OF COLUMBIA

The foregoing instrument was acknowledged before me this 4 day of June, 2009 by /s/ Authorized Signatory as E V P of Alliance Oncology, LLC, a Delaware limited liability company, on behalf of the company. He/She is personally known to me or has produced [Illegible] as identification.

/s/ Mary F. Vincent
Printed Name: MARY F. VINCENT
Notary Public
Serial Number (if any):

My Commission Expires: March 31, 2013

[SEAL]

EXHIBIT “A”

LEGAL DESCRIPTION OF THE LAND

A certain lease area located within the land of Harrington Memorial Hospital, Inc., Commonwealth of Massachusetts, County of Worcester in the Town of Southbridge, located on the easterly side of Sayles Street and shown on a plan entitled “Plan Showing Improvements Within Lease Area” Harrington Memorial Hospital Sayles Street Southbridge, MA scale l”=20’ dated April 6, 2009 by Harry R. Feldman, Inc., bounded and described as follows:

Commencing at the intersection of the northwesterly sideline of Main Street and the easterly sideline of Sayles Street, thence running S 22° 09’ 05” W, a distance of 143.90 feet along the easterly sideline of Sayles Street to the point of beginning.

Thence turning and running S 68° 05’ 38” E, a distance of 109.09 feet along land of Southbridge Interfaith Hospitality Network, Inc. and land of Gladys E. Proper to a point;

Thence turning and running S 35° 27’ 08” W, a distance of 25.97 feet along land of Karl E. Langevin and Claire P. Langevin to a steel rod;

Thence turning and running S 48° 20’ 55” E, a distance of 79.50 feet along said land of Langevin to a steel rod;

Thence turning and running S 49° 14’ 38” E, a distance of 100.26 feet along land of Domenica M. DiGregorio to a point;

Thence turning and running S 50° 58’ 33” E, a distance of 97.90 along land of Elaine Derosier to an iron rod;

Thence running S 50° 58’ 33” E, a distance of 40.01 feet through land of Harrington Memorial Hospital, Inc. to a point;

Thence turning and running S 38° 44’ 17” W, a distance of 98.52 feet through land of said Harrington Memorial Hospital, Inc. to a point;

Thence turning and running S 79° 10’ 48” W, a distance of 68.08 feet to a point;

Thence turning and running S 85° 24’ 14” W, a distance of 46.39 feet to a point;

Thence turning and running N 73° 05’ 55” W, a distance of 15.89 feet to a point;

Thence turning and running N 80° 15’ 50” W, a distance of 59.43 feet to a point;

Thence turning and running N 86° 40’ 42” W, a distance of 87.32 feet to a point;

Thence turning and running S 87° 34’ 44” W, a distance of 17.63 feet to a point;

Thence turning and running S 60° 56’ 16” W, a distance of 24.40 feet to a point;

Thence turning and running S 46° 16’ 26” W, a distance of 67.26 feet to a point;

Thence turning and running S 04° 02’ 52” E, a distance of 6.50 feet to a point;

Thence turning and running S 46° 16’ 26” W, a distance 30.59 feet to a point;

Thence turning and running S 64° 12’ 39” W, a distance of 17.36 feet to a point;

Thence turning and running N 88° 42’ 31” W, a distance of 18.82 feet to a point;

Thence turning and running N 68° 00’ 53” W, a distance of 14.97 feet to a point;

Thence turning and running N 54° 20’ 35” W, a distance of 9.51 feet to a point on the easterly sideline of Sayles Street;

The last 14 courses are through land of Harrington Memorial Hospital, Inc.

Thence turning and running N 22° 09’ 05” E, a distance of 255.02 feet along said sideline of Sayles Street to a drill hole in concrete bound;

Thence turning and running S 67° 55’ 15” E, a distance of 150.00 feet along land of Octavio Aguilar to a steel rod;

Thence turning and running N 22° 09’ 05” E, a distance of 50.00 feet along land of Octavio Aguilar to a pk nail in concrete;.

Thence turning and running N 67° 55’ 15” W, a distance of 150.00 feet along land of Octavio Aguilar to a drill hole on the easterly sideline of Sayles Street;

Thence turning and running N 22° 09’ 05” E, a distance of 152.00 feet along the easterly sideline of Sayles Street to the point of beginning.

Containing an area of 94,003 square feet or 2.158 acres.